Post-Employment Benefit Obligations - Summary of Reconciliation of Post-Employment Obligations, Net (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Disclosure Of Defined Benefit Plans [Abstract]
Post-employment obligations	$ 3,357,838	$ 3,706,545
Fair value of plan assets	(1,962,668)	(2,097,081)	$ (3,090,862)
Total	1,395,170	1,609,464
Amount not recognized due to limit on Plan Assets Ceiling	23,804	14,753
Minimum funding required (IFRIC 14)	4,507	4,507
Total Post-Employment Obligations, Net	$ 1,423,481	$ 1,624,217